SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES AND EXCHANGE ACT

                Date of report (Date of earliest event reported):
                      January 17, 2006 (January 11, 2006)


                             DATAMETRICS CORPORATION
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                        8567                    95-3545701
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


    1717 Diplomacy Row, Orlando, Florida                            32809
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  (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (407) 251-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

      On January 11, 2006 Martin Wade, a member of the Board of Directors of Datametrics Corporation (the "Company"), resigned from the Board of Directors effective immediately.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits:

      17.1  Resignation Letter of Martin Wade


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

January 11, 2006                      DATAMETRICS CORPORATION


                                      By: /s/ Daniel Bertram
                                          --------------------------------------
                                          Name:  Daniel Bertram
                                          Title: Chief Executive Officer